EXHIBIT 23.1

                                    Consent of KPMG LLP


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                                                                    Exhibit 23.1

                              Accountants' Consent

The Board of Directors
CollaGenex Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                                    /s/ KPMG LLP
                                                                    ------------
                                                                        KPMG LLP


Princeton, New Jersey
October 7, 1999